PANSOFT COMPANY LIMITED

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Pansoft Company Limited (the “Corporation”):

Optionee:    __________

Grant Date:  __________

Vesting Commencement Date: __________

Exercise Price:  __________

Number of Option Shares: __________

Expiration Date:  __________

Type of Option:           ________       Incentive Stock Option

                                       ________       Non-Statutory Stock Option

Exercise Schedule:  The Option shall become exercisable for the Option Shares in a series of _________ successive equal annual installments upon Optionee’s completion of each additional year of Service over the _______ year period measured from the Vesting Commencement Date.  In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Pansoft Company Limited 2008 Stock Incentive Plan (the “Plan”).  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

Employment at Will.  Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the

Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions.  All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:

PANSOFT COMPANY LIMITED

By:
Hu Wang
Chairman of Board of Directors

___________________, OPTIONEE

Address: